                                                                 Exhibit 10.26.1

                         TENTH AMENDMENT AND CONSENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


TENTH AMENDMENT AND CONSENT, dated as of August 20, 2001 (this "Amendment"), to
                                                                ---------
the Loan and Security Agreement referred to below by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), PAR PHARMACEUTICAL,
                                              ------
INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL RESOURCES, INC., a
                                 --------
New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES, INC., a New York
                         ------
corporation ("NRI"), and PARCARE, LTD., a New York corporation ("ParCare").
              ---                                                -------
Parent, NRI and ParCare are hereinafter referred to as "Guarantors".
                                                        ----------

                               W I T N E S S E T H
                               - - - - - - - - - -

WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement"); and
                                                  --------------

WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

       1. Definitions. Capitalized terms not otherwise defined herein shall have
          -----------
the meanings ascribed to them in the Loan Agreement.

       2. Amendment to Recitals to Loan Agreement.  Recital A of the Loan
          ---------------------------------------
Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) by (a) deleting the text "5 years" set forth under the caption "Term:"
                                                                         ----
and inserting in lieu thereof the text "78 months": and (b) deleting the text under the caption "Prepayment Fee:" and inserting in lieu thereof the text
                   --------------
"0.25%".


       3. Amendment to Section 5 of the Loan Agreement. As of the Amendment
          --------------------------------------------
Effective Date (as defined below), Section 5(b) of the Loan Agreement is hereby
                                   ------------
amended and restated in its entirety to read as follows:

       "(b) except as otherwise permitted in this Section 5 below, make any investment (including any investment in or advance to any other Person for research and development) in, or make or accrue loans or advances of money to, any Person, other than investments for research and development in Persons which are not Credit Parties which, together with the aggregate amount of research and development expenses of the Credit Parties, do not exceed $10,250,000 in the Fiscal Year ending on or about December 31, 2001, $12,000,000 in the Fiscal Year ending on or about December 31, 2002 and $6,100,000 in the period ending on or about June 30, 2003;"

       4. Amendment to Schedule A to the Loan Agreement.  Schedule A to the Loan
          ---------------------------------------------   ----------
Agreement is hereby amended as of the Amendment Effective Date as follows:

       (a) the definition of  "Capital Expenditures" is deleted in its
                               --------------------
           entirety and the following new definition is inserted in lieu thereof:

"Capital Expenditures" shall mean all payments or accruals (including Capital
 --------------------
Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP, including the purchase or license of pharmaceutical product or active pharmaceutical ingredient rights."

       (b) the definition of "Commitment Maturity Date" is deleted in its
                              ------------------------
           entirety and the following new definition is inserted in lieu thereof:

       "Commitment Maturity Date" shall mean the earliest of (i) June 30, 2003,
        ------------------------
       (ii) the date Lender's obligation to advance funds is terminated and the Obligations are declared to be due and payable pursuant to Section 7.2 and (iii) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of

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

       Section 1.2(b)."

       (c) the definition of "Commitment Termination Date" is deleted in its
                              --------------------------
           entirety and the following new definition is inserted in lieu thereof:

       "'Commitment Termination Date' shall mean the earliest of (i) June 30,
         ---------------------------
       2003, (ii) the date of Termination of Lender's obligation to advance funds pursuant to Section 7.2 and (iii) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(b)."

       (d) the definition of "Sano Stock Reserve" is deleted in its entirety and
                              ------------------
           the following new definition is inserted in lieu thereof:

       "'Sano Stock Reserve' shall mean a reserve in the amount of $1,426,400,
         ------------------
       established pursuant to Section 1.15 hereof; provided, however, that such
                               ------------         --------  -------
       reserve shall be reduced to (a) $713,200 upon receipt by Lender of Borrower's reviewed Financial Statements and supporting documentation for the Fiscal Quarter ending June 30, 2001, as required by Section 4.1(c) of the Loan Agreement, so long as no Default shall have occurred and be continuing on the date of such receipt and (b) $-0- upon receipt by Lender of Borrower's audited Financial Statements and supporting documentation for the Fiscal Year ending December 31, 2001, as required by Section 4.1(d) of the Loan Agreement, so long as no Default shall have occurred and be continuing on the date of such receipt."

       5. Amendment to Schedule D to the Loan Agreement. Schedule D to the Loan
          ---------------------------------------------  ----------
Agreement is hereby amended as of the Amendment Effective date by deleting
Section 4 of such schedule in its entirety and inserting in lieu thereof the
---------
following new section to read as follows:

"4.  Prepayment Fee:  An amount equal to the Maximum Amount multiplied by:
     --------------
       0.25% if Lender's obligation to make or incur Revolving Credit Advances is terminated by Borrower after the fourth anniversary of the Closing Date and on or before June 30, 2003, payable on the Commitment Maturity Date.

Borrower acknowledges and agrees that (a) it would be difficult or impractical to calculate Lender's actual damages from Borrower's early termination of Lender's Revolving Credit Loan obligations pursuant to Section 1.2(b) of the Agreement, (b) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages and (c) the Prepayment Fees are not intended to be penalties."

       6. Amendment to Schedule F to the Loan Agreement. Schedule F to the Loan
          ---------------------------------------------  ----------
Agreement is hereby amended and restated in its entirety as of the Amendment Effective date to read as set forth in Schedule F attached hereto.
                                       ----------

       7. Consent. Lender hereby consents to the execution and delivery by
          -------
Borrower of the Master Lease Agreement, dated as of the date hereof, between Borrower and General Electric Capital Corporation (Equipment Finance Division), and the consummation of the transactions contemplated therein (the "Sale"). The
                                                                    ----
parties agree that the Sale shall not constitute a violation of the Credit Agreement, and the consent in the immediately preceding sentence shall be, subject to Borrower immediately prepaying the Revolving Credit Loan in an amount equal to the net proceeds from the Sale.

       8. Representations and Warranties. To induce Lender to enter into this
          ------------------------------
Amendment, each Credit Party hereby represents and warrants that:

       A. The execution, delivery and performance of this Amendment and the performance of the Loan Agreement, as amended hereby (the "Amended
                                                                     -------
          Loan Agreement"), by each Credit Party: (i) are within their
          --------------
          respective corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

       B. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

       C. Each of this Amendment and the Amended Loan Agreement constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

       D. No Default (other than those waived pursuant hereto) has occurred and is continuing both before and after giving effect to this Amendment.

       E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Loan Agreement or any other Loan Document or any action taken under this Amendment, the Amended Loan Agreement or any other Loan Document.

       F. The representations and warranties of the Credit Parties contained in the Loan Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

       9. No Other Amendment. Except as expressly provided in Sections 2 through
          ------------------
6 hereof, the Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

       10. Outstanding Indebtedness; Amendment of Claims. Each Credit Party
           ---------------------------------------------
hereby acknowledges and agrees that as of August 17, 2001 the aggregate outstanding principal amount of the Revolving Credit Loan is $7,276,746.44. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the date hereof.

       11. Expenses. Borrower hereby reconfirms its obligations pursuant to
           --------
Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

       12. Effectiveness. This Amendment shall become effective as of the date
           -------------
hereof (the "Amendment Effective Date") only upon satisfaction in full in the
             ------------------------
judgment of the Lender of each of the following conditions on or prior to August 20, 2001:

       A. Amendment. Lender shall have received two original copies of this
          ---------
          Amendment duly executed and delivered by Lender and each Credit Party.

       B. Payment of Expenses. Borrower shall have paid to Lender all costs and
          -------------------
          expenses (including a non-refundable amendment and waiver fee in the amount of $15,000 owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses).

       C. Representations and Warranties. The representations and warranties of
          ------------------------------
          each Credit Party contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

       13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED
           -------------
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


       14. Counterparts. This Amendment may be executed by the parties hereto on
           ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                           Borrower:
                                           --------

                                           PAR PHARMACEUTICAL, INC.


                                           By: /s/Dennis O'Connor
                                               --------------------------------
                                           Name:  Dennis O'Connor
                                           Title: VP-CFO


                                           Lender:
                                           ------

                                           GENERAL ELECTRIC CAPITAL CORPORATION

                                           By: /s/ Michael Lustbader
                                               --------------------------------
                                           Name: Michael Lustbader
                                           Its:  Duly Authorized Signatory


                                           Parent:
                                           ------

                                           PHARMACEUTICAL RESOURCES, INC.

                                           By: /s/ Dennis O'Connor
                                               --------------------------------
                                           Name:   Dennis O'Connor
                                           Title:  VP-CFO


                       (SIGNATURES CONTINUED ON NEXT PAGE)




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

                                           Subsidiary Guarantors:
                                           ---------------------


                                           NUTRICEUTICAL RESOURCES, INC.

                                           By: /s/ Dennis O'Connor
                                               --------------------------------
                                           Name:  Dennis O'Connor
                                           Title: VP-CFO

                                           PARCARE, LTD.

                                           By: /s/ Dennis O'Connor
                                               --------------------------------
                                           Name:  Dennis O'Connor
                                           Title: VP-CFO

                                   Schedule F
                               FINANCIAL COVENANTS

       1. Minimum EBIT. Parent and its Subsidiaries on a consolidated basis
          ------------
shall maintain for each four Fiscal Quarter period, commencing with the four Fiscal Quarter period ending on or about March 31, 2001, EBIT for such period of not less than the amount for such period set forth below:

       Four Fiscal Quarter Period Ending on or about:               Minimum EBIT
       ---------------------------------------------                ------------
       March 31, 2001                                                 $2,300,000
       June 30, 2001                                                   (300,000)
       September 30, 2001                                                300,000
       December 31, 2001                                               2,400,000
       March 31, 2002                                                  2,568,000
       June 30, 2002                                                   5,218,000
       September 30, 2002                                              2,734,000
       December 31, 2002                                               2,748,000
       March 31, 2003                                                  2,748,000
       June 30, 2003                                                   2,748,000

       2. Minimum Tangible Net Worth. Parent and its Subsidiaries on a
          --------------------------
consolidated basis shall maintain, as at the end of each Fiscal Quarter, Tangible Net Worth of not less than the amount for such period set forth below:

       Fiscal Quarter Ending on or about:             Minimum Tangible Net Worth
       ---------------------------------              --------------------------
       March 31, 2001                                                $44,000,000
       June 30, 2001                                                  41,700,000
       September 30, 2001                                             42,600,000
       December 31, 2001                                              45,600,000
       March 31, 2002                                                 48,200,000
       June 30, 2002                                                  45,700,000
       September 30, 2002                                             46,600,000
       December 31, 2002                                              48,800,000
       March 31, 2003                                                 49,800,000
       June 30, 2003                                                  50,200,000

       3. Capital Expenditures. Parent and its Subsidiaries on a consolidated
          --------------------
basis shall not make aggregate Capital Expenditures in excess of $7,500,000 for the Fiscal Year ending on or about December 31, 2001, $9,000,00 for the Fiscal Year ending on or about December 31, 2002 and $4,500,000 for the period ending on or about June 30, 2003.

For purposes of this covenant in Schedule F the following terms shall have the
                                 ----------
meanings set forth below:

"EBIT" shall mean, for any period, the Net Income (Loss) of Parent and its
-----
Subsidiaries on a consolidated basis for such period, plus interest expense, tax
                                                      ----
expense and extraordinary losses and minus extraordinary gains, in each case, of
                                     -----
Parent and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

"Net Income (Loss)" shall mean with respect to any Person and for any period,
 ----------------
the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

"Tangible Net Worth" shall mean, with respect to any Person at any date, all
 ------------------
amounts which, in accordance with GAAP, would be included under stockholders' equity on a consolidated balance sheet of such Person at such date less the
                                                                   ----
aggregate of all intangibles in conformity with GAAP (including Intellectual Property, goodwill, organization expenses, treasury stock, all deferred financing and unamortized debt discount expenses, and all current and non-current deferred tax benefits).

                                      -28-